SCHEDULE OF ASSETS FOR GENERAL INVESTMENT (Details) - USD ($)		Dec. 31, 2023		Dec. 31, 2022		Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Filecoin	[1]	$ 705,309		$ 288,419
Total crypto assets for general investment, net		$ 705,309	[2]	$ 288,419	[2]	$ 7,277,717

[1]	As of December 31, 2023, the Company held 247,811.36 Filecoins with the carrying amount of $705,309, of which 104646.58 Filecoins came from the asset purchase agreement with Huangtong International Co., Ltd. closed on December 15, 2022, about 79,780 Filecoins were borrowed from Huangtong International Co., Ltd. to meet the pledge needs for Filecoin mining business, and 64,455.78 Filecoins came from the Filecoin physical mining business. Out of the 247,811.36 Filecoins, approximately 139,281 Filecoins are in a pledged and locked position in the Company’s node accounts for the needs of Filecoin mining operating.
[2]	Crypto assets for general investment